UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 26, 2018 (February 21, 2018)

B4MC GOLD MINES, Inc.
(Exact Name of Registrant as Specified in Charter)

Nevada	033-17773-NY	87-0674571
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3651 Lindell Road, Suite D565, Las Vegas, NV 89103
(Address of Principal Executive Offices)

(424) 256-8560
(Registrant’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.

Change in Registrant’s Certifying Accountant

On February 21, 2018, B4MC Gold Mines, Inc. (the “Company”), at the recommendation of the Company’s Board of Directors, terminated Pritchett, Siler & Hardy, P.C. (“Pritchett, Siler & Hardy”) as its independent registered public accounting firm. On February 21, 2018, the Company, based on the decision of its board of directors, approved the engagement of Paritz and Company, P.A. (“Paritz”) to serve as the Company’s independent registered public accounting firm.

The reports of Pritchett, Siler & Hardy on the Company’s financial statements for the years ended December 31, 2014 and 2013 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to audit scope or accounting principles but did contain a paragraph referring to the uncertainty with respect to the Company’s ability to continue as a going concern.

During the years ended December 31, 2014 and 2013, and in the subsequent period through February 21, 2018, there were no disagreements with Pritchett, Siler & Hardy on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which if not resolved to the satisfaction of Pritchett, Siler & Hardy, would have caused Pritchett, Siler & Hardy to make reference to the matter in its reports on the Company’s financial statements for such periods. During the years ended December 31, 2014 and 2013, and in the subsequent period through February 21, 2018, there were no reportable events of the types described in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Pritchett, Siler & Hardy with a copy of the disclosures in the preceding two paragraphs and requested in writing that Pritchett, Siler & Hardy furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not they agree with such disclosures. Pritchett, Siler & Hardy provided a letter, dated February 26, 2018 stating its agreement with such statements, which is included as exhibit 16.1 to this Form 8-K.

During the fiscal year ended December 31, 2015 and through the date of the board of directors’ decision, the Company did not consult Paritz with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, or any other matter or reportable events listed in Items 304(a)(2)(i) and (ii) of Regulation S-K.

Item 9.01.

Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

16.1	Letter from Pritchett, Siler & Hardy, P.C. to the Securities and Exchange Commission dated February 26, 2018 with respect to the disclosure in this Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

B4MC Gold Mines, Inc.

By:	/s/ Bennett J. Yankowitz
Name:	Bennett J. Yankowitz
Title:	President and Chairman of the Board of Directors

Dated:  February 26, 2018

EXHIBIT INDEX

Exhibit No.	Description

16.1	Letter from Pritchett, Siler & Hardy, P.C. to the Securities and Exchange Commission dated February 26, 2018 with respect to the disclosure in this Form 8-K.